HALLIBURTON EXECUTIVE PERFORMANCE PLAN
                            EFFECTIVE JANUARY 1, 2000












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                                      INDEX

ARTICLE I......................................................................1
PURPOSE........................................................................1

ARTICLE II.....................................................................1
DEFINITIONS....................................................................1

     2.1  Definitions..........................................................1
          -----------
     2.2  Number...............................................................4
          ------
     2.3  Headings.............................................................5
          --------

ARTICLE III....................................................................5
PARTICIPATION..................................................................5

     3.1  Participants.........................................................5
          ------------
     3.2  Partial Plan Year Participation......................................5
          -------------------------------
     3.3  No Right to Participate..............................................6
          -----------------------
     3.4  Executive Plan Exclusive.............................................6
          ------------------------
     3.5  Consent to Dispute Resolution........................................6
          -----------------------------

ARTICLE IV.....................................................................7
ADMINISTRATION.................................................................7

ARTICLE V......................................................................7
REWARD DETERMINATIONS..........................................................7

     5.1  Performance Measures.................................................7
          --------------------
     5.2  Performance Requirements.............................................7
          ------------------------
     5.3  Reward Determinations................................................8
          ---------------------
     5.4  Reward Opportunities.................................................8
          --------------------
     5.5  Discretionary Adjustments............................................8
          -------------------------
     5.6  Discretionary Bonuses................................................8
          ---------------------

ARTICLE VI.....................................................................9
DISTRIBUTION OF REWARDS........................................................9

     6.1  Form and Timing of Distribution......................................9
          -------------------------------
     6.2  Excess Remuneration..................................................9
          -------------------
     6.3  Elective Deferral....................................................9
          -----------------
     6.4  Tax Withholding.....................................................10
          ---------------
     6.5  Dividends on Restricted Shares......................................10
          ------------------------------
     6.6  Lump Sum Payments...................................................10
          -----------------

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ARTICLE VII...................................................................10
TERMINATION OF EMPLOYMENT.....................................................10

     7.1  Termination of Service During Plan Year.............................10
          ---------------------------------------
     7.2  Termination of Service After End of Plan Year
          ---------------------------------------------
          But Prior to Payment Date...........................................11
          -------------------------

ARTICLE VIII..................................................................12
RIGHTS OF PARTICIPANTS AND BENEFICIARIES......................................12

     8.1  Status as a Participant or Beneficiary..............................12
          --------------------------------------
     8.2  Employment..........................................................12
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     8.3  Nontransferability..................................................12
          ------------------
     8.4  Nature of Executive Plan............................................13
          ------------------------

ARTICLE IX....................................................................13
CORPORATE CHANGE..............................................................13

ARTICLE X.....................................................................14
AMENDMENT AND TERMINATION.....................................................14

ARTICLE XI....................................................................14
MISCELLANEOUS.................................................................14

    11.1  Governing Law.......................................................14
          -------------
    11.2  Severability........................................................14
          ------------
    11.3  Successor...........................................................14
          ---------
    11.4  Effective Date......................................................14
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                                   HALLIBURTON
                           EXECUTIVE PERFORMANCE PLAN


         The Compensation Committee of Directors of Halliburton Company, hereby establishes the Halliburton Executive Performance Plan, to be effective in accordance with the provisions of Section 11.4 hereof.


                                    ARTICLE I

                                     PURPOSE

         The purpose of the Halliburton Executive Performance Plan (the "Executive Plan") is to reward certain officers of the Company and its Affiliates for improving financial results which drive the creation of value for shareholders of the Company and thereby, serve to attract, motivate, reward and retain high caliber employees required for the success of the Company. The Executive Plan provides a means to link total and individual cash compensation to Company performance, as measured by Cash Value Added ("CVA"), on the basis of Participant sharing in CVA improvement, a demonstrated driver of shareholder value. In addition, to further relate compensation earned under the Executive Plan to shareholder value creation, to build executive stock ownership and to provide incentives for Participants to focus on a time frame longer than one year, the Executive Plan provides that incentive compensation earned for a Plan Year will be paid in the form of restricted stock issued under the 1993 Stock and Long-Term Incentive Plan (the "1993 Plan") or a successor stock plan, which stock vests over a three-year period.


                                   ARTICLE II

                                   DEFINITIONS

         2.1 Definitions. Where the following words and phrases appear in the Executive Plan, they shall have the respective meanings set forth below, unless their context clearly indicates to the contrary.

              "Affiliate"  shall   mean   a  Subsidiary  of  the  Company  or  a
division or designated group of the Company or a Subsidiary.


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              "Base  Reward" shall  mean the dollar  amount of  a  Participant's incentive compensation under the Executive Plan for a Plan Year determined in accordance with Section 5.3.

              "Base Salary" shall mean the regular cash compensation actually paid during a Plan Year to a Participant for services rendered or labor performed while participating in the Executive Plan, including base pay a Participant could have received in cash in lieu of (i) contributions made on such Participant's behalf to a qualified plan maintained by the Company or to any cafeteria plan under Section 125 of the Code maintained by the Company and (ii) deferrals of compensation made at the Participant's election pursuant to a plan or arrangement of the Company or an Affiliate, but excluding any Rewards under this Executive Plan and any other bonuses, incentive pay or special awards.

              "Beneficiary" shall mean the person, persons, trust or trusts entitled by Will or the laws of descent and distribution to receive the benefits specified under the Executive Plan in the event of the Participant's death prior to full payment of a Reward.

              "Board of Directors" shall mean the Board of Directors of the Company.

              "Business   Unit  CVA"  shall   mean   the   respective   CVA   of
         designated business units, each calculated on an aggregate basis for their respective operations.

              "Cause" shall mean (i) the final conviction of the Participant of a felony under Federal law or the law of the state in which such action occurred, (ii) gross negligence or willful misconduct in the performance of the Participant's employment duties or (iii) the Participant's material violation of the Company's Code of Business Conduct.

              "CEO" shall mean the Chief Executive Officer of the Company.

              "Code" shall mean the Internal Revenue Code of 1986, as amended.

              "Committee" shall mean the Compensation Committee of Directors of the Company, appointed by the Board of Directors from among its members, no member of which shall be an employee of the Company or a Subsidiary.

              "Common Stock" shall mean the common stock, par value $2.50 per share, of the Company.

              "Company" shall mean Halliburton Company and its successors.

              "Company CVA" shall mean CVA calculated on a consolidated basis.


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              "Corporate  Change"  shall  have  the   meaning  ascribed  in  the
         Company's 1993 Plan.

              "CVA" shall mean the difference between operating cash flow and a capital charge, calculated in accordance with the criteria and guidelines set forth in the Corporate Policy entitled "Cash Value Added
         (CVA)," as in effect at the time any such calculation is made.

              "Dispute Resolution Program" shall mean the Halliburton Dispute Resolution Plan.

              "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

              "Executive Committee" shall mean the Executive Committee of the Company.

              "Executive Plan" shall mean the Halliburton Executive Performance Plan, effective January 1, 2000, as the same may subsequently be amended from time to time. The Executive Plan is the successor plan to the Annual Performance Pay Plan for Participants hereunder.

              "Fair Market Value" shall mean the average closing price per share of the Common Stock on the New York Stock Exchange (or, if the Common Stock is not then listed on such exchange, such other national securities exchange on which the Common Stock is then listed) for all trading days during the applicable Plan Year. If the Common Stock is not publicly traded on a national securities exchange at the time a determination of its value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Committee in such manner as it deems appropriate.

              "Group CVA" shall mean the respective CVA of the Halliburton Energy Group, the Engineering and Construction Services Group, and the Dresser Equipment Group, each calculated on an aggregate basis for their respective operations.

              "1993 Plan" shall mean the Company's 1993 Stock and Long-Term Incentive Plan, as amended.

              "Participant" shall mean any active Senior Officer of the Company or an Affiliate who participates in the Executive Plan pursuant to the provisions of Article III hereof. An employee shall not be eligible to participate in the Executive Plan while on a leave of absence.

              "Participant Category" shall mean a grouping of Participants determined in accordance with the applicable provisions of Article III.


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              "Payment  Date" shall  mean,  with  respect  to a particular  Plan
         Year, the last business day of February of the year next following the end of such Plan Year.

              "Performance Goals" shall mean, for a particular Plan Year, established levels of applicable Performance Measures.

              "Performance Measures" shall mean the criteria used in determining Performance Goals for particular Participant Categories, which may include one or more of the following: Company CVA, Group CVA and Business Unit CVA.

              "Plan Year" shall mean the calendar year ending December 31, 2000 and each subsequent calendar year thereafter.

              "Restricted  Shares"  shall  mean  shares  issued  under  the 1993
         Plan which are subject to restrictions on the sale, assignment, hypothecation or other transfer, encumbrance or disposition.

              "Reward" shall mean such number of Restricted Shares as are equal to 125% of the Base Reward divided by the Fair Market Value, rounded to the nearest whole share.

              "Reward Opportunity" shall mean, with respect to each Participant Category, incentive reward amounts, expressed as a percentage of Base Salary, which corresponds to various levels of pre-established Performance Goals, determined pursuant to the Reward Schedule.

              "Reward Schedule" shall mean the schedule which aligns the level of achievement of applicable Performance Goals with Reward Opportunities for a particular Plan Year, such that the level of achievement of the pre-established Performance Goals at the end of such Plan Year will determine the Base Reward.

              "Section  16  Officer"  shall  mean an  officer who  is subject to
         Section 16 of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

              "Senior Officer" shall mean a full officer of the Company or an Affiliate at the Vice President level or above.

              "Subsidiary" shall mean any corporation 50 percent or more of whose voting power is owned, directly or indirectly, by the Company.

         2.2 Number. Wherever appropriate herein, words used in the singular shall be considered to include the plural and words used in the plural shall be considered to include the singular.


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         2.3  Headings.  The  headings  of  Articles  and  Sections  herein  are included solely for convenience, and if there is any conflict between headings and the text of the Executive Plan, the text shall control.


                                   ARTICLE III

                                  PARTICIPATION

         3.1 Participants. Active employees who are members of the Executive Committee or Section 16 Officers as of the beginning of each Plan Year shall be Participants for such Plan Year. In addition, such other Senior Officers as may be designated annually as Participants by the CEO prior to the last day of February each Plan Year shall be Participants for such Plan Year.

         3.2 Partial Plan Year Participation. If, after the beginning of a Plan Year, an employee who was not previously a Participant for such Plan Year (i) is newly appointed or elected as a member of the Executive Committee or a Section 16 Officer or (ii) returns to active employment as a member of the Executive Committee or as a Section 16 Officer following a leave of absence, such employee shall become a Participant effective with such appointment or election or return to active service, as the case may be, for the balance of the Plan Year, on a prorated basis, unless the Committee shall determine, in its sole discretion, that the participation shall be delayed until the beginning of the next Plan Year. If, after the beginning of the Plan Year, (i) a person is newly elected or appointed as a Senior Officer (other than a Section 16 Officer) or (ii) an employee who was not previously a Participant for such Plan Year returns to active employment as a Senior Officer (other than a Section 16 Officer) following a leave of absence, the CEO, or his delegate, may designate in writing such person as a Participant for the pro rata portion of such Plan Year beginning on the first day of the month following such designation.
         If a Senior Officer who has previously been designated as a Participant for a particular Plan Year takes a leave of absence during such Plan Year, all of such Participant's rights to a Reward for such Plan Year shall be forfeited, unless the Committee (with respect to a Participant who is a member of the


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Executive  Committee  or a Section 16 Officer)  or the CEO (with  respect to any other Participant) shall determine that such Participant's Base Reward for such Plan Year shall be prorated based upon that portion of the Plan Year during which he or she was an active Participant, in which case the prorated amount of the Base Reward shall be paid in accordance with the applicable provisions of
Article VI.
         Each Participant shall be assigned to a Participant Category at the time he or she becomes a Participant for a particular Plan Year. If a Participant thereafter incurs a change in status due to promotion, demotion, reassignment or transfer, (i) the Committee, in the case of the CEO or other
Section 16 Officer or (ii) the CEO, or his delegate, in the case of any other Participant, may approve in writing such adjustment in such Participant's Reward Opportunity as deemed appropriate under the circumstances (including termination of participation in the Executive Plan for the remainder of the Plan Year), such adjustment to be made on a pro rata basis for the balance of the Plan Year effective with the first day of the month following such approval, unless some other effective date is specified.

         3.3 No Right to Participate. Except as provided in Sections 3.1 and 3.2, no Participant or other employee of the Company or an Affiliate shall, at any time, have a right to participate in the Executive Plan for any Plan Year, notwithstanding having previously participated in the Executive Plan or a predecessor plan.

         3.4 Executive Plan Exclusive. No employee shall simultaneously participate in this Executive Plan and in any other short-term incentive plan of the Company or an Affiliate unless such employee's participation in such other plan is approved by the CEO, or his delegate.

         3.5 Consent to Dispute Resolution. Participation in the Executive Plan constitutes consent by the Participant to be bound by the terms and conditions of the Dispute Resolution Program which in substance requires that all disputes arising out of or in any way related to employment with the Company or its


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Affiliates,  including any disputes  concerning the Executive  Plan, be resolved exclusively through such program, which includes binding arbitration as the last step.


                                   ARTICLE IV

                                 ADMINISTRATION

         Each Plan Year, the Committee shall establish the basis for payments under the Executive Plan in relation to given Performance Goals, as more fully described in Article V hereof, and, following the end of each Plan Year, determine the Base Reward payable for each Participant Category. The Committee is authorized to construe and interpret the Executive Plan, to prescribe, amend and rescind rules, regulations and procedures relating to its administration and to make all other determinations necessary or advisable for administration of the Executive Plan. The CEO shall have such authority as is expressly provided in the Executive Plan. In addition, as permitted by law, the Committee and the CEO may delegate such of their respective authority granted under the Executive Plan as deemed appropriate; provided, however, that the Committee may not delegate its authority with respect to matters relating to the CEO and other
Section 16 Officers or its responsibilities under Article V hereof. Decisions of the Committee and the CEO, or their respective delegates, in accordance with the authority granted hereby or delegated pursuant hereto shall be conclusive and binding. Subject only to compliance with the express provisions hereof, the Committee, the CEO and their respective delegates may act in their sole and absolute discretion with respect to matters within their authority under the Executive Plan.


                                    ARTICLE V

                              REWARD DETERMINATIONS

         5.1 Performance Measures. CVA shall be the only Performance Measure in determining Performance Goals for any Plan Year.

         5.2 Performance Requirements. Prior to the last day of February of each Plan Year, (i) the Committee shall approve the Company CVA, applicable Group CVA and applicable Business Unit CVA Performance Goals for certain


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Participant Categories and (ii) the Committee shall establish  a Reward Schedule which  aligns  the level  of achievement  of applicable  Performance Goals  with
Reward  Opportunities,   such   that   the   level   of   achievement   of   the
pre-established Performance Goals at the end of the Plan Year will determine the Base Reward.

         5.3 Reward Determinations. After the end of each Plan Year, the Committee shall determine the extent to which the Performance Goals have been achieved and the amount of the Base Reward shall be computed for each Participant in accordance with the Reward Schedule.

         5.4 Reward Opportunities. The established Reward Opportunities may vary in relation to the Participant Categories and within the Participant Categories. In the event a Participant changes Participant Categories during a Plan Year, the Participant's Reward Opportunities shall be adjusted in accordance with the applicable provisions of Section 3.2.

         5.5 Discretionary Adjustments. Once established, Performance Goals will not be changed during the Plan Year. However, if the Committee, in its sole and absolute discretion, determines that there has been (i) a change in the business, operations, corporate or capital structure, (ii) a change in the manner in which business is conducted or (iii) any other material change or event which will impact one or more Performance Goals in a manner the Committee did not intend, then the Committee may, reasonably contemporaneously with such change or event, make such adjustments as it shall deem appropriate and equitable in the manner of computing the relevant Performance Measures applicable to such Performance Goal or Goals for the Plan Year.

         5.6 Discretionary Bonuses. Notwithstanding any other provision contained herein to the contrary, the Committee may, in its sole discretion, make such other or additional bonus payments to a Participant as it shall deem appropriate.


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                                   ARTICLE VI

                             DISTRIBUTION OF REWARDS

         6.1 Form and Timing of Distribution. The Reward shall be paid in the form of Restricted Shares awarded under the 1993 Plan as of the Payment Date. The terms and conditions of the award shall be set forth in a restricted stock agreement between the Participant and the Company. The restricted stock agreement shall provide, among other things, that restrictions on the Restricted Shares will lapse in three equal annual installments beginning on the first anniversary of the Payment Date, provided that the Participant is continuously employed by the Company or an Affiliate through the applicable lapse date. The foregoing notwithstanding, if the Participant's employment is terminated as a result of (i) normal retirement on or after age 65, (ii) death, (iii) disability as determined by the Company or employing Affiliate or (iv) termination by the Company or employing Affiliate for other than Cause, all remaining restrictions on the Restricted Shares shall lapse on the date of such termination of employment. In the event of the Participant's termination of employment for any other reason, including retirement prior to age 65, all Restricted Shares then subject to restrictions shall be forfeited, unless retention of all or a portion of such shares is approved by the Committee or its delegate, in the Committee's or such delegate's sole discretion.

         6.2 Excess Remuneration. Notwithstanding the provisions of Section 6.1, the Committee may, in its discretion, with respect to a Participant who is a "covered employee" for purposes of Section 162(m) of the Code, determine that payment of that portion of a Reward which would otherwise cause such
Participant's compensation to exceed the limitation on the amount of compensation deductible by the Company in any taxable year pursuant to such
Section 162(m), shall be deferred until such Participant is no longer a "covered employee."

         6.3 Elective Deferral. Rewards payable in Restricted Shares pursuant to Section 6.1 shall not be eligible for deferral under the Halliburton Elective Deferral Plan or other similar plan. The foregoing notwithstanding, nothing herein shall be deemed to preclude a Participant's election, pursuant to the aforementioned Elective Deferral Plan or similar plan, to defer receipt of a


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percentage of any Base Reward payable in cash pursuant to Section 6.6 beyond the time such amount would have been payable hereunder.

         6.4 Tax Withholding. The Company or employing entity through which payment of a Reward is to be made shall have the right to deduct from any payment hereunder any amounts that Federal, state, local or foreign tax laws require with respect to such payments.

         6.5 Dividends on Restricted Shares. A Participant will be entitled to receive dividends on the Restricted Shares during the restricted period. Except as provided in the foregoing sentence, no interest or dividend equivalents shall be accrued or paid under this Executive Plan.

         6.6 Lump Sum Payments. Notwithstanding the provisions of Section 6.1, in the event of termination of a Participant's employment prior to the Plan Year Payment Date for any reason other than death (in which event payment shall be made in accordance with the applicable provisions of Article VII), such Participant shall receive the amount of any Base Reward (or prorated portion thereof) which is payable pursuant to Section 7.1 or Section 7.2 in a lump sum payment.
         The lump sum payment shall be paid in cash on the Plan Year Payment Date, or as soon thereafter as practicable, with respect to the Base Reward (or the prorated portion thereof) earned for such Plan Year.


                                   ARTICLE VII

                            TERMINATION OF EMPLOYMENT

         7.1 Termination of Service During Plan Year. In the event a Participant's employment is terminated prior to the last business day of a Plan Year for any reason other than death, normal retirement at or after age 65, disability (as determined by the Company or employing Affiliate) or termination by the Company or employing Affiliate for other than Cause, all of such Participant's rights to a Reward for such Plan Year shall be forfeited, unless the Committee (with respect to a Participant who was the CEO or other Section 16 Officer) or the CEO (with respect to any other Participant) shall determine that


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such  Participant's  Base Reward for such Plan Year shall be prorated based upon that portion of the Plan Year during which he or she was a Participant, in which case the prorated amount of the Base Reward shall be paid in accordance with the provisions of Section 6.6. In the case of a Participant's death during the Plan Year, the amount of such Participant's Base Reward prorated through the date of death shall be paid in a cash lump sum payment to the Participant's estate, or if there is no administration of the estate, to the heirs at law, on the Payment Date, or as soon thereafter as practicable. In the case of a Participant's termination of employment during the Plan Year as a result of such Participant's disability or normal retirement at or after age 65, the amount of such Participant's Base Reward prorated through the termination date shall be paid in accordance with the provisions of Section 6.6. In the case where a Participant's employment is terminated during the Plan Year by the Company or employing Affiliate for any reason other than Cause, the full amount of such Participant's Base Reward shall be paid in accordance with Section 6.6.

         7.2 Termination of Service After End of Plan Year But Prior to Payment Date. If a Participant's employment is terminated after the end of the Plan Year but prior to the Payment Date for any reason other than death, normal retirement at or after age 65, disability (as determined by the Company or employing Affiliate) or termination by the Company or employing Affiliate for other than Cause, all of a Participant's rights to a Reward for such Plan Year shall be forfeited unless the Committee (with respect to a Participant who was the CEO or other Section 16 officer) or the CEO (with respect to any other Participant) shall determine that such Participant's Base Reward for such Plan Year shall be paid in accordance with the provisions of Section 6.6. In the case of a Participant's death after the end of the Plan Year but prior to the Payment Date, the amount of the Base Reward shall be paid to such Participant's estate, or if there is no administration of the estate, to the heirs at law on the Payment Date or as soon thereafter as practicable. In the case of a Participant's termination of employment after the end of the Plan Year but prior to the Payment Date as a result of such Participant's disability, normal retirement at or after age 65 or termination by the Company or employing


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Affiliate  for other than Cause,  the amount of the Base Reward shall be paid to the Participant in accordance with the provisions of Section 6.6.


                                  ARTICLE VIII

                    RIGHTS OF PARTICIPANTS AND BENEFICIARIES

         8.1 Status as a Participant or Beneficiary. Status as a Participant or Beneficiary shall not be construed as a commitment that any Reward will be earned or payable under the Executive Plan.

         8.2 Employment. Nothing contained in the Executive Plan or in any document related to the Executive Plan or to any Reward shall confer upon any Participant any right to continue as an employee or in the employ of the Company or an Affiliate or constitute any contract or agreement of employment for a specific term or interfere in any way with the right of the Company or an Affiliate to reduce such person's compensation, to change the position held by such person or to terminate the employment of such person, with or without cause.

         8.3 Nontransferability. No benefit payable under, or interest in, this Executive Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such benefit or interest shall be, in any manner, liable for, or subject to, debts, contracts, liabilities or torts of any Participant or Beneficiary; provided, however, that, nothing in this Section 8.3 shall prevent transfer (i) by Will, (ii) by applicable laws of descent and distribution or (iii) pursuant to an order that satisfies the requirements for a "qualified domestic relations order" as such term is defined in section 206(d)(3)(B) of ERISA and section 414(p)(1)(A) of the Code, including an order that requires distributions to an alternate payee prior to a Participant's "earliest retirement age" as such term is defined in section 206(d)(3)(E)(ii) of ERISA and section 414(p)(4)(B) of the Code. Any attempt at transfer, assignment or other alienation prohibited by the preceding sentence shall be disregarded and all amounts payable hereunder shall be paid only in accordance with the provisions of the Executive Plan.


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

         8.4 Nature of Executive Plan. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset of the Company or any Affiliate by reason of any Reward or Base Reward hereunder. There shall be no funding of any benefits which may become payable hereunder. Nothing contained in the Executive Plan (or in any document related thereto), nor the creation or adoption of the Executive Plan, nor any action taken pursuant to the provisions of the Executive Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company or an Affiliate and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment with respect to a Reward or Base Reward hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company or other employing entity, as applicable. All cash amounts payable under the Executive Plan shall be paid from the general assets of the Company or employing entity, as applicable, and no special or separate fund or deposit shall be established and no segregation of assets shall be made to assure payment of such amounts. Nothing in the Executive Plan shall be deemed to give any employee any right to participate in the Executive Plan except in accordance herewith.


                                   ARTICLE IX

                                CORPORATE CHANGE

         In the event of a Corporate Change, (i) with respect to a Participant's Reward for the Plan Year in which the Corporate Change occurred, such Participant shall be entitled to an immediate cash payment equal to the maximum amount of Base Reward he or she could have received for the Plan Year, multiplied by 125% and prorated to the date of the Corporate Change; and (ii) with respect to a Corporate Change that occurs after the end of the Plan Year but prior to the Payment Date, a Participant shall be entitled to an immediate cash payment equal to 125% of the Base Reward earned for such Plan Year.


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

                                    ARTICLE X

                            AMENDMENT AND TERMINATION

         Notwithstanding anything herein to the contrary, the Committee may, at any time, terminate or, from time to time amend, modify or suspend the Executive Plan; provided, however, that, without the prior consent of the Participants affected, no such action may adversely affect any rights or obligations with respect to any Rewards theretofore earned for a particular Plan Year, whether or not the amounts of such Rewards have been computed and whether or not such Rewards are then payable.


                                   ARTICLE XI

                                  MISCELLANEOUS

         11.1 Governing Law. The Executive Plan and all related documents shall be governed by, and construed in accordance with, the laws of the State of Texas, without giving effect to the principles of conflicts of law thereof, except to the extent preempted by federal law. The Federal Arbitration Act shall govern all matters with regard to arbitrability.

         11.2 Severability. If any provision of the Executive Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, each provision shall be fully severable and the Executive Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

         11.3 Successor. All obligations of the Company under the Executive Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

         11.4 Effective Date. This Executive Plan shall be effective from and after January 1, 2000, and shall remain in effect until such time as it may be terminated or amended pursuant to Article X.


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